U.S. GLOBAL INVESTORS FUNDS


                               EQUITY INCOME FUND

                        Supplement dated August 27, 2001,
                    to the prospectus dated November 1, 2000,
                      and amended June 6 and July 27, 2001

The Board of Trustees for the U.S. Global Investors Funds has approved the closure of the Equity Income Fund to new investments.

Therefore, effective September 1, 2001, the Equity Income Fund will be closed to new investors and subsequent investments from existing shareholders, including reinvestment of dividends.